Exhibit 99.1

Lantronix Completes Acquisition of Intrinsyc

Expanding its IoT Value Proposition

Irvine, CA – January 16, 2019 –  Lantronix, Inc. (“Lantronix”) (NASDAQ: LTRX), a global provider of secure data access and management solutions for the industrial Internet of Things (IoT), today announced that it has completed its previously announced acquisition of all of the outstanding shares of Intrinsyc Technologies Corporation (“Intrinsyc”) a leading provider of solutions for the development of embedded and IoT products.

Immediately following the transaction, Intrinsyc shareholders will own approximately 15.5% of the outstanding shares of common stock of Lantronix.

“The acquisition of Intrinsyc demonstrates our continuing commitment to deliver incremental growth and shareholder value,” stated Paul Pickle, president, and CEO of Lantronix. “In this transaction, which is expected to be accretive after the first full quarter of operations, we are acquiring edge computing and design capabilities crucial to the development of intelligent IoT solutions, while also bringing increased scale and the resulting operating efficiencies necessary to drive incremental earnings growth for the benefit of our shareholders.”

About Lantronix

Lantronix is a global provider of secure data access and management solutions for Internet of Things (IoT) assets. Our mission is to be the leading supplier of IoT solutions that enable companies to dramatically simplify the creation, deployment, and management of IoT projects while providing secure access to data for applications and people.

With more than two decades of experience in creating robust machine to machine (M2M) technologies, Lantronix is an innovator in enabling our customers to build new business models and realize the possibilities of the Internet of Things. Our connectivity solutions are deployed inside millions of machines serving a wide range of industries, including industrial, medical, security, transportation, retail, financial, environmental and government.

Lantronix is headquartered in Irvine, California. For more information, visit www.lantronix.com.

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Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements that are not strictly historical statements constitute forward-looking statements and may often, but not always, be identified by the use of such words such as “expects,” “believes,” “intends,” “anticipates,” “plans,” “estimates,” “potential,” “possible,” or “probable” or statements that certain actions, events or results “may,” “will,” “should,” or “could” be taken, occur or be achieved. The forward-looking statements in this press release include, among others, statements about the expected benefits of the completed transaction to Lantronix, the accretive nature of the completed transaction and business strategy of the combined company. Forward-looking statements are based on current expectations and assumptions and analyses made by Lantronix, Intrinsyc, and their management in light of experience and perception of historical trends, current conditions, and expected future developments, as well as other factors, appropriate under the circumstances. However, whether actual results and developments will conform to expectations is subject to a number of material risks and uncertainties, including but not limited to: Lantronix’s and Intrinsyc’s ability to integrate successfully and achieve anticipated benefits from the completed transaction; risks relating to any unforeseen liabilities of Lantronix or Intrinsyc; inaccuracies of reserve estimates or assumptions underlying them; revisions to reserve estimates as a result of changes in commodity prices; and any loss of management or key personnel. Lantronix’s annual report on Form 10-K for the fiscal year ended June 30, 2019, quarterly reports on Form 10-Q, recent current reports on Form 8-K, and other SEC filings discuss some of the important risk factors identified that may affect Lantronix’s business, results of operations, and financial condition. Intrinsyc’s reports filed on SEDAR, including its Annual Information Form and financial report for the year ended December 31, 2018, discuss some of the important risk factors identified that may affect Intrinsyc’s business, results of operations, and financial condition. Lantronix and Intrinsyc undertake no obligation to revise or update publicly any forward-looking statements except as required by law.

Lantronix Media Contact:	Lantronix Analyst and Investor Contact:
Gail Kathryn Miller	Jeremy Whitaker
Corporate Marketing &	Chief Financial Officer
Communications Manager	investors@lantronix.com
media@lantronix.com	949-450-7241
949-453-7158

Lantronix Sales:
sales@lantronix.com
Americas +1 (800) 422-7055 (US and Canada) or +1 949-453-3990
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Japan +81 (0) 50-1354-6201
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© 2020 Lantronix, Inc. All rights reserved.

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